UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

GE Healthcare Holding LLC*

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41528	88-2515116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street, Chicago, IL		60661
(Address of Principal Executive Offices)		(Zip code)

(617)-443-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	GE Healthcare Holding LLC will convert into a corporation and will be renamed GE HealthCare Technologies Inc. prior to the completion of the Spin-Off (as defined below).

Item 7.01. Regulation FD Disclosure.

GE Healthcare Holding LLC (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on October 11, 2022 (as amended, the “Registration Statement”), relating to the distribution of at least 80.1% of the shares of the Company’s common stock by General Electric Company (“GE”) to holders of GE common stock on a pro rata basis (the “Spin-Off”). The Company will convert into a corporation and will be renamed GE HealthCare Technologies Inc. prior to the completion of the Spin-Off.

On December 8, 2022, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated December 8, 2022 (the “Information Statement”), is attached hereto as Exhibit 99.1. GE has commenced mailing the Information Statement to holders of GE common stock.

As further described in the Information Statement, subject to the satisfaction or waiver of certain conditions, the Spin-Off is expected to be effective as of 5:00 p.m., New York City time, on January 3, 2023 (the “Distribution Date”) subject to the satisfaction or waiver of certain conditions to the Spin-Off. Holders of GE common stock will be entitled to receive one share of the Company’s common stock for every three shares of GE common stock held on December 16, 2022, the record date for the distribution (“Record Date”).

Although the Company expects that a limited market, commonly known as a “when-issued” trading market, will develop as early as one trading day prior to the Record Date for the Spin-Off, the Company’s common stock is expected to begin trading “regular way” on The Nasdaq Stock Market LLC under the ticker symbol “GEHC” on January 4, 2023, the first trading day after the Distribution Date.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Information Statement of GE Healthcare Holding LLC dated December 8, 2022.

Forward Looking Statements

This document contains forward-looking statements. These forward-looking statements might be identified by words, and variations of words, such as “will,” “expect,” “may,” “would,” “could,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “potential,” “position,” “forecast,” “target,” “outlook,” and similar expressions. These forward-looking statements involve risks and uncertainties, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in the Company’s forward-looking statements include, but are not limited to, GE’s success in executing and completing the Spin-Off and the Company’s compliance with the various legal, regulatory, tax, and other laws to which the Company is subject and related changes, claims, or action. Please also see the “Risk Factors” section of the Company’s Form 10 filed with the SEC and any updates or amendments it makes in future filings. There may be other factors not presently known to the Company or which it currently considers to be immaterial that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements the Company makes. The Company does not undertake any obligation to update or revise its forward-looking statements except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2022	GE HEALTHCARE HOLDING LLC

	By:	/s/ Robert M. Giglietti
Robert M. Giglietti
President & Treasurer